                                                              Exhibit (g)(xviii)


                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                    BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.

Fund                                                    Effective Date
----                                                    --------------
Schwab International Index Fund - Investor Shares       July 21, 1993

Schwab International Index Fund - Select Shares         April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares           October 14, 1993

Schwab Small-Cap Index Fund - Select Shares             April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly           September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly         September 25, 1995
known as Schwab Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative Portfolio               September 25, 1995
(formerly known as Schwab Asset
Director-Conservative Growth Fund)

Schwab S&P 500 Fund - Investor Shares                   February 28, 1996

Schwab S&P 500 Fund -e.Shares                           February 28, 1996

Schwab S&P 500 Fund - Select Shares                     April 30, 1997

Schwab Core Equity Fund (formerly known as              May 21, 1996
Schwab Analytics Fund)

Schwab MarketManager International Portfolio            September 2, 1996
(formerly known as Schwab OneSource
Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly         October 13, 1996
known as Schwab OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced Portfolio                 October 13, 1996
(formerly known as Schwab OneSource
Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio                August 3, 1997
(formerly known as Schwab OneSource
Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio                 April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                       October 28, 1998

Institutional Select Large-Cap Value Index Fund         October 28, 1998

Institutional Select Small-Cap Value Index Fund         October 28, 1998

Schwab Total Stock Market Index Fund - Investor         April 15, 1999
Shares

Schwab Total Stock Market Index Fund - Select           April 15, 1999
Shares

Communications Focus Fund                               May 15, 2000

Financial Services Focus Fund                           May 15, 2000

Health Care Focus Fund                                  May 15, 2000

Technology Focus Fund                                   May 15, 2000

Schwab Hedged Equity Fund                               August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares          May 15, 2003

Schwab Small-Cap Equity Fund - Select Shares            May 15, 2003


                              SCHWAB CAPITAL TRUST

                              By:   __________________
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   __________________
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of ____________, 2003

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                    BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                 Fee
----                                 ---
Schwab International Index Fund -    Twenty one-hundredths of one percent (.20%)
Investor Shares                      of the Fund's average daily net assets

Schwab International Index Fund -    Five one-hundredths of one percent (0.05%)
Select Shares                        of the class' average daily net assets

Schwab Small-Cap Index               Twenty one-hundredths of one percent (.20%)
Fund-Investor Shares                 of the Fund's average daily net assets

Schwab Small-Cap Index Fund-Select   Five one-hundredths of one percent (0.05%)
Shares                               of the class' average daily net assets

Schwab MarketTrack Growth Portfolio  Twenty one-hundredths of one percent (.20%)
(formerly known as Schwab Asset      of the Fund's average daily net assets
Director-High Growth Fund)

Schwab MarketTrack Balanced          Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets
Asset Director-Balanced Growth
Fund)

Schwab MarketTrack Conservative      Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets
Asset Director-Conservative Growth
Fund)

Schwab S&P 500 Fund -Investor        Twenty one-hundredths of one percent (.20%)
Shares                               of the class' average daily net assets

Schwab S&P 500 Fund - e.Shares       Five one-hundredths of one percent (0.05%)
                                     of the class' average daily net assets

Schwab S&P 500 Fund - Select Shares  Five one-hundredths of one percent (0.05%)
                                     of the class' average daily net assets

Schwab Core Equity Fund (formerly    Twenty one-hundredths of one percent (.20%)
known as Schwab Analytics Fund)      of the Fund's average daily net assets.

Fund                                 Fee
----                                 ---
Schwab MarketManager International   Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets.
OneSource Portfolios-International)

Schwab MarketManager Growth          Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets.
OneSource Portfolios-Growth
Allocation)

Schwab MarketManager Balanced        Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets.
OneSource Portfolios-Balanced
Allocation)

Schwab MarketManager Small Cap       Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets.
OneSource Portfolios-Small Company)

Schwab Market Track All Equity       Twenty one-hundredths of one percent (.20%)
Portfolio (formerly known as Schwab  of the Fund's average daily net assets
Asset Director-Aggressive Growth
Fund)

Institutional Select S&P 500 Fund    Five one-hundredths of one percent (0.05%)
                                     of the Fund's average daily net assets

Institutional Select Large-Cap       Five one-hundredths of one percent (0.05%)
Value Index Fund                     of the Fund's average daily net assets

Institutional Select Small-Cap       Five one-hundredths of one percent (0.05%)
Index Fund                           of the Fund's average daily net assets

Schwab Total Stock Market Index      Twenty one-hundredths of one percent (0.20%)
Fund - Investor Shares               of the Fund's average daily net assets

Schwab Total Stock Market Index      Five one-hundredths of one percent (0.05%)
Fund - Select Shares                 of the Fund's average daily net assets

Communications Focus Fund            Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Financial Services Focus Fund        Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Health Care Focus Fund               Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Technology Focus Fund                Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Schwab Hedged Equity Fund            Twenty one-hundredths of one percent (0.20%)
                                     of the Fund's average daily net assets

Fund                                 Fee
----                                 ---
Schwab Small-Cap Equity Fund -       Twenty one-hundredths of one percent (0.20%)
Investor Shares                      of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -       Five one-hundredths of one percent (0.05%)
Select Shares                        of the Fund's average daily net assets


                              SCHWAB CAPITAL TRUST

                              By:   __________________
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   __________________
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of _____________, 2003